EXHIBIT 10.1 TO QUARTERLY REPORT     CONFIDENTIAL INFORMATION OMITTED WHERE
ON FORM 10-Q OF                      INDICATED BY "[*]" AND FILED SEPARATELY
GENERAL MEDIA, INC.                  WITH THE COMMISSION PURSUANT TO A REQUEST
                                     FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2
                                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             AMENDMENT AND EXTENSION

This Amendment by and among R. R. Donnelley & Sons Company ("Printer") and General Media International, Inc., General Media, Inc., General Media Communications, Inc., and General Media Automotive Group, Inc.. (collectively the "Publishers") is effective as of the date of signing. The parties agree to amend all the printing agreements by and among the Printer and Publishers as follows:

1. Effective with the date identified in the price schedules for each of the magazines, the existing prices and price schedules shall be superseded and replaced by the attached Schedule "N' Prices and/or Exhibit "X' Price Schedules, for each of the following magazines: Penthouse, Girls of Penthouse, Four Wheeler, Penthouse Comix, Stock Car, Hot Talk, and Penthouse Letters magazines (the "Publications"). The parties agree to attach the revised prices to the appropriate printing agreement and which will be escalated thereafter according to the terms of the appropriate Agreements.

      In all the attached Schedule "A" Prices and/or Exhibit "A" Price Schedules with an effective date of January 1, 1998, the press running prices reflect the equivalent reduction of [*] *per thousand equivalent 32 pages, prior to the regularly scheduled escalation. This [*] per thousand equivalent 32 pages reduction equates to an approximate [*] reduction on an annualized basis, based on 1996 production of Publishers titles in Printer's Des Moines Division, over and above the manufacturing cuts outlined in Printer's February 28, 1997, letter to Publishers.

      Notwithstanding any of the above, for all attached Schedule "A" Prices and/or Exhibit "A" Price Schedules with effective dates of March 1, 1997, the price cuts shall become effective March 1, 1997, or upon payment of all monies owed Printer by Publishers for debts relating to the past printing of Omni Magazine and Longevity Magazine, whichever date is later. The amount owed Printer by Publishers for debts relating to the past printing of Omni Magazine and Longevity Magazine as of May 6, 1997 totals $493,544.18 (does not include accrued interest). As provided in the next sentence, until such debts are repaid, including all accrued interest thru repayment in full, Printer shall apply the pre-March 1, 1997 Price Schedule dated January 1, 1997. Printer agrees to reduce Publishers' existing debt to Printer by the difference between the January 1, 1997 Price Schedule and the price schedules to be in-effect per this agreement. After an amount equal to Publishers debts, including interest, to Printer has been so applied, Printer shall begin invoicing Publishers magazines per the price schedule to be in- effect per this agreement and shall assign such debts to General Media, Inc. Printer shall apply the annual CPI escalation to all price schedules per the terms of our existing agreement. In the event that any of the Publishers are in material default under the terms of any Agreement with Printer or under the terms of any note due to Printer, the next price reduction shall not become effective until any such default has been cured.

--------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the
    Commission.

2. The Paper Specifications & Requirements Schedules for all of the Agreements shall be deleted and replaced with the attached revised schedules, effective with March 1, 1997, production. The parties agree to attach the revised Paper Specifications & Requirements Schedules to the appropriate printing agreements.

3. All language in all Agreements pertaining to Printer supplied paper or Publisher supplied paper shall be replaced with the following:

      Printer shall be solely responsible for initiating and executing paper requisitions for the production of Penthouse, Girls of Penthouse, Four Wheeler, Penthouse Comix, Stock Car, Open Wheel, Drag Racing Monthly (formerly known as Super Stock & Drag Illustrated), Hot Talk, and Penthouse Letters magazines. Printer agrees to purchase all papers through sources as directed by Publishers. The prices charged Publishers for cover and body paper will be equal to the price paid by Printer plus [*] for such paper. The price paid by Printer will be construed as the amount actually paid net of all discounts except discounts for early payment.

      Paper in Printer's inventory that is designated as non-usable after sixty
      (60) days, through mutual agreement by Publishers and Printer, shall be invoiced under the terms above and shall be charged storage at the prices stated in Schedule "A" Prices and/or Exhibit "A" Price Schedule for the appropriate magazine for which such paper was originally ordered.

4.    The terms of the Agreements for Penthouse magazine (executed April 30,
      1980), Stock Car Racing and Open Wheel and Drag Racing Monthly (formerly known as Super Stock & Drag Illustrated) magazines (executed July 15,
      1991), Girls of Penthouse magazine (executed May 13, 1987), Four Wheeler magazine (executed May 1, 1987), Penthouse Comix magazine, and Hot Talk and Penthouse Letters magazines (executed July 20, 1993) are hereby extended to cover all production through December 31, 2003.

5. Effective upon execution, Terms of Payment for all Publishers titles produced by Printer shall be net cash thirty (30) days after date of invoice for each issue. The above provisions may be reviewed by us and should there be a substantial adverse change in your credit standing or in the event that you do not comply with terms of these provisions, we will have the right to change terms of payment, and our obligation to perform further work (other than work in progress) will be subject to reaching mutual agreement on revised terms. Printer will promptly notify Publisher upon reaching a decision to not perform further work, and Publisher retains the right to take such further work (other than work in progress) to a different Printer.

6. Effective within sixty (60) days after execution of this Amendment, Printer agrees to begin a transition plan to move the Publications produced in Printer's Des Moines Division to computer-to-plate technology.

7. Except as provided in this Amendment, all other provisions of the Agreements for each of the Publications shall remain in full force and effect.

----------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the
    Commission.

In Witness Whereof, the parties have caused this Amendment to be signed by their duly authorized officers as of the date noted above.


R.R. Donnelley & Sons Company



By:  /s/Danny L.Davis                                Date July 20, 1997
     --------------------------------------------
     Danny L. Davis:
     Senior Vice President, Magazine Publishing Services



General Media International, Inc.
General Media, Inc.
General Media Communications, Inc.
General Media Automotive Group, Inc.



By:  /s/Eugene Boffa, Jr.                            Date July 8, 1997
     --------------------------------------------
     Eugene Boffa, Jr.:
     President & Chief Operating Officer



By:  /s/Patrick J. Gavin                             Date July 3, 1997
     --------------------------------------------
     Patrick J. Gavin
     Executive Vice President, Chief Financial Officer, & Treasurer

                        GENERAL MEDIA INTERNATIONAL, INC.
                           PROPOSED PRESSROOM PRICING

----------------------------------------------------------------------------------------------------------------------------------
                               ***               *              *               **              **            **           ***
                            PENTHOUSE           FOUR           GOP         PH HOT TALK      PH LETTERS     PH COMIX     STOCK CAR
                                              WHEELER
----------------------------------------------------------------------------------------------------------------------------------
1996 Print Order:              [*]              [*]            [*]             [*]              [*]           [*]          [*]

Press Forms
Web Offset
Cover 4/C Rate:                [*]              [*]            [*]             [*]              [*]           [*]          [*]
Proposed Rate:                 [*]              [*]            [*]             [*]              [*]           [*]          [*]


32 4/C Rate:                   [*]              [*]            [*]             [*]              [*]           [*]          [*]
Proposed Rate:                 [*]              [*]            [*]             [*]              [*]           [*]          [*]


16 4/C Rate:                   [*]              [*]            [*]             [*]              [*]           [*]          [*]
Proposed Rate:                 [*]              [*]            [*]             [*]              [*]           [*]          [*]


8 4/C Rate:                    [*]              [*]            [*]             [*]              [*]           [*]          [*]
Proposed Rate:                 [*]              [*]            [*]             [*]              [*]           [*]          [*]


Rotogravure
56 Page Rate:                  [*]
Proposed Rate:                 [*]


48 Page Rate:                  [*]
Proposed Rate:                 [*]


Note: Above pressroom pricing totals [*] in savings based upon 1996 productions figures. These prices will be implemented March 1, 1997*, July 1, 1997** and January 1, 1998***.

----------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the
    Commission.

                        GENERAL MEDIA INTERNATIONAL, INC.
                           PROPOSED MAKEREADY PRICING

-----------------------------------------------------------------------------------------------------------------------------------
                            ***                 *              *             **             **
                         PENTHOUSE        FOUR WHEELER        GOP       PH HOT TALK     PH LETTERS     PH COMIX   STOCK CAR
-----------------------------------------------------------------------------------------------------------------------------------
1996 Print Order:           [*]                [*]            [*]           [*]             [*]           [*]        [*]

Press Forms
Web Offset
Cover 4/C:
Current MR:                 [*]                [*]            [*]           [*]             [*]           [*]        [*]
Proposed MR:                [*]                [*]            [*]


32 4/C:
Current MR:                 [*]                [*]            [*]           [*]             [*]           [*]        [*]
Proposed MR:                [*]                [*]            [*]


16 4/C:
Current MR:                 [*]                [*]            [*]           [*]             [*]           [*]        [*]
Proposed MR:                [*]                [*]            [*]


8 4/C:
Current MR:                 [*]                [*]            [*]           [*]             [*]           [*]        [*]
Proposed MR:                [*]                [*]            [*]


Rotogravure
56 Page                     [*]
Makeready:                  [*]
Cylinders:


48 Page
Makeready:                  [*]
Cylinders:                  [*]


Note: Above makeready proposed pricing totals [*] in savings based upon 1996 production figures. These prices will be implemented March 1, 1997*, and January 1, 1998***.

----------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the
    Commission.

                        GENERAL MEDIA INTERNATIONAL, INC.
                     PROPOSED CONTRACT PAPER WASTE STANDARDS
                             IN EFFECT MARCH 1, 1997

------------------------------------------------------------------------------------------------------------------------------------

                          PENTHOUSE      FOUR WHEELER       GOP       PH HOT TALK      PH LETTERS     PH COMIX     STOCK CAR
------------------------------------------------------------------------------------------------------------------------------------
1996 Print Order:            [*]              [*]           [*]           [*]              [*]           [*]          [*]

Press Forms
Web Offset
Cover
Makeready:                   [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Current Run:               [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Proposed Run:              [*]              [*]           [*]           [*]              [*]           [*]          [*]

32 Page 4/C
Makeready:                   [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Current Run:               [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Proposed Run:              [*]              [*]           [*]           [*]              [*]           [*]          [*]

16 Page Dup 4/C
Makeready:                   [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Current Run:               [*]              [*]           [*]           [*]              [*]           [*]          [*]
  Proposed Run:              [*]              [*]           [*]           [*]              [*]           [*]          [*]

8 Page Uncoated 3/C
Makeready:                   [*]
  Current Run:               [*]
  Proposed Run:              [*]

Rogravure
56 Page
Makeready:                   [*]
  Current Run:               [*]
  Proposed Run:              [*]

48 Page
Makeready:                   [*]
  Current Run:               [*]
  Proposed Run:              [*]

Note: Above paper reductions total [*] based upon 1996 paper billings. This represents a [*] reduction or [*] pounds at [*] per cwt pricing.

----------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the Commission.